UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    February 27, 2004
                                                --------------------------------


                          GS Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)


      Delaware                      333-100818-26                 13-6357101
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


85 Broad Street, New York, New York                               10004
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code      (212) 902-1000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Attached as Exhibits 4.1 and 4.2 are the Trust Agreement and Standard Terms to Trust Agreement (each as defined below) for GSR Mortgage Loan Trust 2004-4, Mortgage Pass-Through Certificates, Series 2004-4. On February 27, 2004, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of February 1, 2004 (the "Trust Agreement"), and Standard Terms to Trust Agreement, February 2004 Edition (the "Standard Terms"), each between the Company, as depositor, Chase Manhattan Mortgage Corporation, as master servicer, Wachovia Bank, National Association, as trustee, and JPMorgan Chase Bank, as custodian and securities administrator, of GSR Mortgage Loan Trust 2004-4, Mortgage Pass-Through Certificates, Series 2004-4 (the "Certificates"). The Class 1A1, Class 2A1, Class 2A2, Class 2A3, Class 2A4, Class 2A5, Class 3A1, Class 3A2, Class 3A3, Class 4A1, Class B1, Class B2, Class B3 and Class R Certificates, with an aggregate scheduled principal balance as of February 1, 2004 of $360,154,100, were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of February 24, 2004, by and between the Company and the Underwriter.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement and Standard Terms.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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            (c)   Exhibits

Exhibit 4.1 Trust Agreement, dated as of February 1, 2004, between GS Mortgage Securities Corp., as depositor, Chase Manhattan Mortgage Corporation, as master servicer, Wachovia Bank, National Association, as trustee, and JPMorgan Chase Bank, as custodian and securities administrator.

Exhibit 4.2 Standard Terms to Trust Agreement, February 2004 Edition, between GS Mortgage Securities Corp., as depositor, Chase Manhattan Mortgage Corporation, as master servicer, Wachovia Bank, National Association, as trustee, and JPMorgan Chase Bank, as custodian and securities administrator.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  March 12, 2004                     GS MORTGAGE SECURITIES CORP.




                                          By:  /s/  Samuel Ramos
                                             ------------------------------
                                              Name:  Samuel Ramos
                                              Title: Secretary

                              INDEX TO EXHIBITS



Item  601(a)  of
Regulation  S-K                                                   Paper (P) or
Exhibit No.                     Description                       Electronic (E)
----------------                -------------                     --------------
4.1                             Trust Agreement, dated as of            E
                                February 1, 2004, between GS
                                Mortgage Securities Corp.,
                                as depositor, Chase
                                Manhattan Mortgage
                                Corporation, as master
                                servicer, Wachovia Bank,
                                National Association, as
                                trustee, and JPMorgan Chase
                                Bank, as custodian and
                                securities administrator.

4.2                             Standard Terms to Trust                 E
                                Agreement, February 2004
                                Edition, between GS Mortgage
                                Securities Corp., as
                                depositor, Chase Manhattan
                                Mortgage Corporation, as
                                master servicer, Wachovia
                                Bank, National Association,
                                as trustee, and JPMorgan
                                Chase Bank, as custodian and
                                securities administrator.